Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

First Quarter 2020

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Leverage Ratios, Coverage Ratios and Public Debt Covenants	13
Acquisitions and Dispositions	14

Portfolio Information
Property Detail	15
Leasing Summary	16
Same Property Leasing Summary	17
Capital Summary - Expenditures & Same Property Leasing Commitments	18
Tenants Representing 2.5% or More of Annualized Rental Revenue	19
Same Property Lease Expiration Schedule	20

Additional Support
Common & Potential Common Shares	21
Definitions	22

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions, including our statements regarding the overall impact of COVID-19 on the foregoing to the extent we make any such statements. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	90.8%	83.7%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
OPERATING INFORMATION
Ending property count (1)	4	7	7	7	9
Ending square footage (1)(2)	1,507	2,469	2,469	2,469	3,833
Percent leased (1)	90.8%	94.7%	93.5%	90.5%	94.4%
Percent commenced (1)	83.7%	89.0%	88.2%	89.7%	93.7%
Net income attributable to EQC common shareholders	$422,762	$13,993	$21,889	$240,289	$208,521
Adjusted EBITDAre (3)	11,350	22,485	27,690	33,556	31,651
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	90.8%	91.5%	89.5%	85.7%	88.2%
Percent commenced	83.7%	87.2%	85.8%	84.3%	86.7%
Same Property NOI (3)	$8,751	$8,801	$8,786	$11,142	$9,063
Same Property Cash Basis NOI (3)	8,858	8,925	8,776	8,755	8,771
Same Property NOI margin	56.0%	57.2%	57.4%	62.2%	58.3%
Same Property Cash Basis NOI margin	56.3%	57.6%	57.4%	56.4%	57.5%
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding	121,503	121,924	121,924	121,922	121,900
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (4)	1,986	1,615	1,688	1,443	1,566
Dilutive Series D Convertible Preferred Shares outstanding (5)	2,857	—	—	2,563	2,563
Preferred Stock Outstanding (5)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (6)	122,148	122,140	122,140	122,122	121,960
Diluted (6)	126,605	123,490	123,564	125,862	125,822
Distributions Declared Per Common Share	$—	$—	$3.50	$—	$—
BALANCE SHEET
Total assets	$3,704,057	$3,319,377	$3,731,343	$3,702,171	$3,713,937
Total liabilities	59,443	73,505	503,230	66,548	322,376
ENTERPRISE VALUE
Total debt (book value)	$25,487	$25,691	$25,896	$26,091	$274,977
Less: Cash and cash equivalents	(3,348,349)	(2,795,642)	(3,205,775)	(3,180,548)	(3,069,501)
Plus: Market value of preferred shares	127,304	138,805	137,871	135,561	134,480
Plus: Market value of diluted common shares	3,915,829	4,055,786	4,233,722	4,011,848	4,036,090
Total enterprise value	$720,271	$1,424,640	$1,191,714	$992,952	$1,376,046
RATIOS
Net debt / enterprise value	(461.3)%	(194.4)%	(266.8)%	(317.7)%	(203.1)%
Net debt / annualized adjusted EBITDAre (3)	(73.2)x	(30.8)x	(28.7)x	(23.5)x	(22.1)x
Adjusted EBITDAre (3) / interest expense	36.7x	72.3x	86.3x	8.2x	7.5x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from property dispositions, reclassifications and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(4)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(5)	As of March 31, 2020, we had 4,915 series D preferred shares outstanding that were convertible into 2,857 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2020, June 30, 2019 and March 31, 2019, and are anti-dilutive for GAAP EPS for all other periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.
(6)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	March 31, 2020	December 31, 2019
ASSETS
Real estate properties:
Land	$44,060	$85,627
Buildings and improvements	351,880	576,494
	395,940	662,121
Accumulated depreciation	(136,836)	(202,700)
	259,104	459,421
Assets held for sale	55,941	—
Cash and cash equivalents	3,348,349	2,795,642
Restricted cash	3,174	5,003
Rents receivable	14,964	19,554
Other assets, net	22,525	39,757
Total assets	$3,704,057	$3,319,377

LIABILITIES AND EQUITY
Mortgage notes payable, net	$25,487	$25,691
Liabilities related to properties held for sale	81	—
Accounts payable, accrued expenses and other	25,966	37,153
Rent collected in advance	2,118	3,127
Distributions payable	5,791	7,534
Total liabilities	$59,443	$73,505

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,502,520 and 121,924,199 shares issued and outstanding, respectively	1,215	1,219
Additional paid in capital	4,285,266	4,313,831
Cumulative net income	3,788,413	3,363,654
Cumulative common distributions	(3,852,856)	(3,851,666)
Cumulative preferred distributions	(703,721)	(701,724)
Total shareholders’ equity	3,637,580	3,244,577
Noncontrolling interest	7,034	1,295
Total equity	$3,644,614	$3,245,872
Total liabilities and equity	$3,704,057	$3,319,377

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	March 31, 2020	December 31, 2019
Additional Balance Sheet Information

Straight-line rents receivable	$13,768	$16,416
Accounts receivable	1,196	3,138
Rents receivable	$14,964	$19,554

Capitalized lease incentives, net	$1,575	$2,030
Deferred leasing costs, net	12,722	26,618
Other	8,228	11,109
Other assets, net	$22,525	$39,757

Accounts payable	$2,985	$2,944
Accrued interest	103	104
Accrued taxes	8,910	10,398
Accrued capital expenditures	1,071	1,383
Accrued leasing costs	1,212	5,266
Security deposits	2,882	3,082
Other accrued liabilities	8,803	13,976
Accounts payable and accrued expenses	$25,966	$37,153

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2020	2019
Revenues:
Rental revenue	$17,143	$38,890
Other revenue	1,677	2,862
Total revenues	$18,820	$41,752

Expenses:
Operating expenses	$8,761	$15,780
Depreciation and amortization	5,114	8,585
General and administrative	10,604	12,096
Total expenses	$24,479	$36,461

Interest and other income, net	11,895	17,775
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $(56) and $165, respectively)	(309)	(4,206)
Gain on sale of properties, net	419,620	193,037
Income before income taxes	425,547	211,897
Income tax expense	(40)	(1,300)
Net income	$425,507	$210,597
Net income attributable to noncontrolling interest	(748)	(79)
Net income attributable to Equity Commonwealth	$424,759	$210,518
Preferred distributions	(1,997)	(1,997)
Net income attributable to Equity Commonwealth common shareholders	$422,762	$208,521

Weighted average common shares outstanding — basic (1)	122,148	121,960
Weighted average common shares outstanding — diluted (1)	126,605	125,822

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$3.46	$1.71
Diluted	$3.35	$1.67

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$17,143	$23,410	$23,995	$30,574	$38,890
Other revenue	1,677	2,585	2,740	2,794	2,862
Operating expenses	(8,761)	(9,741)	(9,923)	(10,974)	(15,780)
NOI	$10,059	$16,254	$16,812	$22,394	$25,972
Straight line rent adjustments	198	(69)	499	(11)	(837)
Lease value amortization	—	—	(39)	(39)	(39)
Lease termination fees	—	(16)	(11)	(2,188)	—
Cash Basis NOI	$10,257	$16,169	$17,261	$20,156	$25,096
Cash Basis NOI from non-same properties (1)	(1,399)	(7,244)	(8,485)	(11,401)	(16,325)
Same Property Cash Basis NOI	$8,858	$8,925	$8,776	$8,755	$8,771
Non-cash rental income and lease termination fees from same properties	(107)	(124)	10	2,387	292
Same Property NOI	$8,751	$8,801	$8,786	$11,142	$9,063

Reconciliation of Same Property NOI to GAAP Net Income:
Same Property NOI	$8,751	$8,801	$8,786	$11,142	$9,063
Non-cash rental income and lease termination fees from same properties	107	124	(10)	(2,387)	(292)
Same Property Cash Basis NOI	$8,858	$8,925	$8,776	$8,755	$8,771
Cash Basis NOI from non-same properties (1)	1,399	7,244	8,485	11,401	16,325
Cash Basis NOI	$10,257	$16,169	$17,261	$20,156	$25,096
Straight line rent adjustments	(198)	69	(499)	11	837
Lease value amortization	—	—	39	39	39
Lease termination fees	—	16	11	2,188	—
NOI	$10,059	$16,254	$16,812	$22,394	$25,972
Depreciation and amortization	(5,114)	(6,037)	(5,939)	(7,561)	(8,585)
General and administrative	(10,604)	(8,290)	(8,523)	(9,533)	(12,096)
Interest and other income, net	11,895	14,521	19,401	20,695	17,775
Interest expense	(309)	(311)	(321)	(4,070)	(4,206)
Loss on early extinguishment of debt	—	—	—	(6,374)	—
Gain on sale of properties, net	419,620	24	1,945	227,166	193,037
Income before income taxes	$425,547	$16,161	$23,375	$242,717	$211,897
Income tax (expense) benefit	(40)	(165)	521	(340)	(1,300)
Net income	$425,507	$15,996	$23,896	$242,377	$210,597

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties and properties classified as held for sale.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended March 31,
	2020	2019	% Change
Properties	4	4
Square Feet	1,507	1,507
% Leased	90.8%	88.2%	2.6%
% Commenced	83.7%	86.7%	(3.0)%

Rental revenue	$14,193	$13,823	2.7%
Other revenue	1,533	1,429	7.3%
Straight line rent adjustment	(107)	292
Total revenue	15,619	15,544	0.5%
Operating expenses	(6,868)	(6,481)	6.0%
NOI	$8,751	$9,063	(3.4)%
NOI Margin	56.0%	58.3%

Straight line rent adjustment	$107	$(292)
Cash Basis NOI	$8,858	$8,771	1.0%
Cash Basis NOI Margin	56.3%	57.5%

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended
	March 31,
	2020	2019
Net income	$425,507	$210,597
Interest expense	309	4,206
Income tax expense	40	1,300
Depreciation and amortization	5,114	8,585
EBITDA	$430,970	$224,688
Gain on sale of properties, net	(419,620)	(193,037)
EBITDAre and Adjusted EBITDAre	$11,350	$31,651

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2020	2019
Calculation of FFO
Net income	$425,507	$210,597
Real estate depreciation and amortization	4,881	8,277
Gain on sale of properties, net	(419,620)	(193,037)
FFO attributable to Equity Commonwealth	10,768	25,837
Preferred distributions	(1,997)	(1,997)
FFO attributable to EQC common shareholders and unitholders	$8,771	$23,840

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$8,771	$23,840
Lease value amortization	—	(39)
Straight line rent adjustments	198	(837)
Taxes related to property sales included in general and administrative	1,448	—
Taxes related to property sales, net included in income tax expense	35	150
Normalized FFO attributable to EQC common shareholders and unitholders	$10,452	$23,114

Weighted average common shares and units outstanding -- basic (1)	122,310	122,006
Weighted average common shares and units outstanding -- diluted (1)	123,910	123,305
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.07	$0.20
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.07	$0.19
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.09	$0.19
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.08	$0.19

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended March 31, 2020 and 2019 include 162 and 46 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

DEBT SUMMARY
As of March 31, 2020
(Unaudited, dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street (1)	5.69%	$25,285	1/5/2021	7/5/2020	$24,836	0.8

Scheduled Principal Payments During Period
Year:	Secured Fixed Rate Debt		Interest Rate

2020	$449		5.69%
2021	24,836		5.69%
Thereafter	—		—%
	$25,285	(1)	5.69%

(1)	Total debt outstanding as of March 31, 2020, including net unamortized premiums and deferred financing costs was $25,487.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(Unaudited, dollars in thousands)

	As of and for the Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Leverage Ratios
Total debt / total assets	0.7%	0.8%	0.7%	0.7%	7.4%
Total debt / total market capitalization	0.6%	0.6%	0.6%	0.6%	6.2%
Total debt + preferred stock / total market capitalization	3.8%	3.9%	3.7%	3.9%	9.2%
Total debt / annualized adjusted EBITDAre (1)	0.6x	0.3x	0.2x	0.2x	2.2x
Total debt + preferred stock / annualized adjusted EBITDAre (1)	3.4x	1.8x	1.5x	1.2x	3.2x
Net debt / enterprise value	(461.3)%	(194.4)%	(266.8)%	(317.7)%	(203.1)%
Net debt + preferred stock / enterprise value	(443.7)%	(184.7)%	(255.3)%	(304.0)%	(193.3)%
Net debt / annualized adjusted EBITDAre (1)	(73.2)x	(30.8)x	(28.7)x	(23.5)x	(22.1)x
Net debt + preferred stock / annualized adjusted EBITDAre (1)	(70.4)x	(29.3)x	(27.5)x	(22.5)x	(21.0)x
Secured debt / total assets	0.7%	0.8%	0.7%	0.7%	0.7%

Coverage Ratios
Adjusted EBITDAre / interest expense (1)	36.7x	72.3x	86.3x	8.2x	7.5x
Adjusted EBITDAre / interest expense + preferred distributions (1)	4.9x	9.7x	11.9x	5.5x	5.1x

Public Debt Covenants (2)
Debt / adjusted total assets (3) (maximum 60%)	N/A	N/A	N/A	N/A	7.0%
Secured debt / adjusted total assets (3) (maximum 40%)	N/A	N/A	N/A	N/A	0.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	N/A	N/A	N/A	N/A	5.8x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	N/A	N/A	N/A	N/A	1,550%

(1)	Refer to the calculation of EBITDA, EBITDAre, and Adjusted EBITDAre for a reconciliation of these measures to Net income.
(2)	After the redemption of all $250.0 million of our 5.875% senior unsecured notes due 2020 on June 28, 2019, we no longer have any notes outstanding under our public debt indenture and related supplements, collectively the Indenture, and we are no longer required to maintain the financial ratio covenants prescribed in the Indenture. As a result, we are no longer rated by the debt rating agencies.
(3)	Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(Unaudited, dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
109 Brookline Avenue (2)	Boston	MA	1	285,556	99.2%	$270,000	$28,069	$8,772
333 108th Avenue NE (3)	Bellevue	WA	1	435,406	100.0%	401,500	116,928	22,661

Total Q1 Dispositions			2	720,962	99.7%	$671,500	$144,997	$31,433

Dispositions resulted in a net gain on sale of properties of $419.6 million for the three months ended March 31, 2020.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds after credits, primarily for contractual lease costs, and transfer taxes were $259.2 million.
(3)	Proceeds after credits, primarily for contractual lease costs, and transfer taxes were $316.7 million.

PROPERTY DETAIL
As of March 31, 2020
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
Property		City, State	Type	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated(2)
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	94.3%	82.5%	$24,428	$165,581	$123,557	2009	1982
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	79.9%	79.9%	14,708	102,897	53,608	1997	1995
3	206 East 9th Street	Austin, TX	Office	1	175,510	98.0%	98.0%	9,663	51,779	42,825	2012	1984
	(Capitol Tower)
4	1250 H Street, NW	Washington, D.C.	Office	1	196,490	96.5%	83.5%	9,245	75,683	39,114	1998	1992

	Total Same Properties			8	1,507,379	90.8%	83.7%	$58,044	$395,940	$259,104	2004	1987

Properties Held for Sale
Property		City, State	Type	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated(2)
1	Georgetown-Green and Harris Buildings	Washington, D.C.	Office	2	240,475	100.0%	100.0%	$7,773	$62,397	$52,819	2009	2006

(1)	Excludes properties classified as held for sale and properties disposed prior to April 1, 2020.
(2)	Weighted based on square feet.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Properties	4	7	7	7	9
Total square feet (1)	1,507	2,469	2,469	2,469	3,833
Percentage leased	90.8%	94.7%	93.5%	90.5%	94.4%
Percentage commenced	83.7%	89.0%	88.2%	89.7%	93.7%

Total Leases
Square feet	75	153	298	58	108
Lease term (years)	8.5	6.6	4.6	3.0	4.5
Starting cash rent	$53.14	$44.36	$38.89	$45.83	$54.98
Percent change in cash rent (2)	(1.3)%	1.5%	(0.7)%	9.1%	8.0%
Percent change in GAAP rent (2)	15.9%	10.1%	9.1%	14.5%	17.9%
Total TI & LC per square foot (3)	$86.14	$58.48	$44.27	$11.49	$24.78
Total TI & LC per sq. ft. per year of lease term (3)	$10.16	$8.82	$9.60	$3.83	$5.56

Renewal Leases
Square feet	41	63	182	43	95
Lease term (years)	7.7	7.8	2.9	2.5	4.5
Starting cash rent	$52.76	$43.47	$27.88	$43.58	$56.78
Percent change in cash rent (2)	0.1%	5.3%	(12.7)%	8.6%	8.2%
Percent change in GAAP rent (2)	13.2%	16.9%	(8.5)%	13.9%	18.4%
Total TI & LC per square foot (3)	$68.15	$49.05	$9.05	$7.93	$22.18
Total TI & LC per sq. ft. per year of lease term (3)	$8.86	$6.25	$3.15	$3.12	$4.96

New Leases
Square feet	34	90	116	15	13
Lease term (years)	9.4	5.8	7.3	4.3	4.3
Starting cash rent	$53.60	$44.98	$56.16	$52.43	$42.25
Percent change in cash rent (2)	(3.3)%	(3.6)%	11.6%	21.2%	4.7%
Percent change in GAAP rent (2)	19.9%	1.6%	26.4%	27.2%	7.4%
Total TI & LC per square foot (3)	$107.67	$65.09	$99.56	$21.93	$43.16
Total TI & LC per sq. ft. per year of lease term (3)	$11.43	$11.26	$13.55	$5.05	$10.02

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Changes in total square footage result from property dispositions, reclassifications and remeasurement.
(2)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. New leasing in suites vacant longer than two years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	90.8%	91.5%	89.5%	85.7%	88.2%
Percentage commenced	83.7%	87.2%	85.8%	84.3%	86.7%

Total Leases
Square feet	75	153	96	58	22
Lease term (years)	8.5	6.6	6.3	3.0	4.3
Starting cash rent	$53.14	$44.36	$46.71	$45.83	$43.52
Percent change in cash rent (1)	(1.3)%	1.5%	9.2%	9.1%	0.2%
Percent change in GAAP rent (1)	15.9%	10.1%	18.0%	14.5%	1.8%
Total TI & LC per square foot (2)	$86.14	$58.49	$39.74	$11.49	$34.75
Total TI & LC per sq. ft. per year of lease term (2)	$10.16	$8.82	$6.29	$3.83	$8.08

Renewal Leases
Square feet	41	63	54	43	11
Lease term (years)	7.7	7.8	5.0	2.5	4.5
Starting cash rent	$52.76	$43.47	$42.02	$43.58	$45.59
Percent change in cash rent (1)	0.1%	5.3%	6.1%	8.6%	0.1%
Percent change in GAAP rent (1)	13.2%	16.9%	13.9%	13.9%	1.6%
Total TI & LC per square foot (2)	$68.15	$49.05	$23.66	$7.93	$25.77
Total TI & LC per sq. ft. per year of lease term (2)	$8.86	$6.25	$4.76	$3.12	$5.78

New Leases
Square feet	34	90	42	15	11
Lease term (years)	9.4	5.8	8.0	4.3	4.2
Starting cash rent	$53.60	$44.98	$52.64	$52.43	$41.59
Percent change in cash rent (1)	(3.3)%	(3.6)%	12.7%	21.2%	0.3%
Percent change in GAAP rent (1)	19.9%	1.6%	22.6%	27.2%	2.6%
Total TI & LC per square foot (2)	$107.67	$65.09	$60.08	$21.93	$43.06
Total TI & LC per sq. ft. per year of lease term (2)	$11.43	$11.26	$7.47	$5.05	$10.35

The above leasing summary is based on leases executed during the periods indicated.

(1)	Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. New leasing in suites vacant longer than two years was excluded from the calculation.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Tenant improvements	$877	$1,881	$707	$2,491	$2,450
Leasing costs	946	1,136	3,056	374	843
Building improvements (1)	351	1,978	804	2,328	1,256
Total capital expenditures	$2,174	$4,995	$4,567	$5,193	$4,549

Average square feet during period (2)	2,108	2,469	2,469	3,151	4,477

Building improvements per average total sq. ft. during period	$0.17	$0.80	$0.33	$0.74	$0.28

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	March 31, 2020
	New Leases	Renewal Leases	Total
Square feet leased during the period	34	41	75
Total TI & LC (3)	$3,661	$2,794	$6,455
Total TI & LC per square foot (3)	$107.67	$68.15	$86.14
Weighted average lease term by square foot (years)	9.4	7.7	8.5
Total TI & LC per square foot per year of lease term (3)	$11.43	$8.86	$10.16

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2020
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	5.9%	5.9%	3.8
2	KPMG, LLP	87	6.4%	4.6%	7.6
3	Crowdstrike, Inc.	36	2.6%	3.5%	4.6
4	CBRE, Inc.	40	2.9%	3.3%	8.0
5	Kazoo, Inc.	26	1.9%	2.6%	1.8
6	Alden Torch Financial, LLC	34	2.5%	2.5%	6.9
7	The Education Trust, Inc.	26	1.9%	2.5%	0.5

	Total	329	24.1%	24.9%	5.3

(1)
Square footage as of March 31, 2020 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of March 31, 2020
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2020	15	98	7.2%	7.2%	$4,930	8.5%	8.5%
2021	21	106	7.8%	15.0%	4,499	7.8%	16.3%
2022	12	119	8.7%	23.7%	6,078	10.5%	26.8%
2023	18	215	15.7%	39.4%	10,386	17.9%	44.7%
2024	14	201	14.7%	54.1%	9,129	15.7%	60.4%
2025	12	167	12.2%	66.3%	5,794	10.0%	70.4%
2026	8	80	5.8%	72.1%	3,611	6.2%	76.6%
2027	5	97	7.1%	79.2%	2,811	4.8%	81.4%
2028	3	59	4.3%	83.5%	2,913	5.0%	86.4%
2029	5	117	8.6%	92.1%	4,188	7.2%	93.6%
Thereafter	6	108	7.9%	100.0%	3,705	6.4%	100.0%
Total	119	1,367	100.0%		$58,044	100.0%
Weighted average remaining
lease term (in years)		5.0			4.6

(1)
Square footage as of March 31, 2020 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended
	March 31,
Weighted Average Share Calculation - GAAP EPS	2020	2019

Weighted average common shares outstanding - basic (1)	122,148	121,960
Weighted average Series D preferred shares convertible to common shares	2,857	2,563
Weighted average dilutive RSUs and LTIP Units (2)	1,600	1,299
Weighted average common shares outstanding - diluted (1)	126,605	125,822

	Three Months Ended
	March 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2020	2019
Weighted average EQC common shares outstanding (1)	122,148	121,960
Weighted average Operating Partnership Units outstanding (3)	73	4
Weighted average time-based LTIP Units (2)(3)	89	42
Weighted average common shares and units outstanding - basic (1)	122,310	122,006
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,600	1,299
Weighted average common shares and units outstanding - diluted (1)	123,910	123,305

Rollforward of Share Count to March 31, 2020	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2019	4,915	121,924
Repurchase of common shares	—	(711)
Share-based compensation grants and vesting, net (6)	—	290
Outstanding on March 31, 2020	4,915	121,503
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on March 31, 2020 (2)		1,986
Potential common shares as measured on March 31, 2020 (7)		123,489

(1)	Weighted average common shares outstanding for the three months ended March 31, 2020 and 2019 includes 177 and 187 unvested, earned RSUs, respectively.
(2)	We have granted RSUs and LTIP Units to certain employees, officers, an eligible consultant and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components.
(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of March 31, 2020, we had 4,915 series D preferred shares that were convertible into 2,857 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2020 and 2019. They are antidilutive for FFO per common share and Normalized FFO per common share for all periods presented.

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.
(7)
Potential common shares as measured on March 31, 2020 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 2,857 common shares as of March 31, 2020 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2020, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Annualized Adjusted EBITDAre
Annualized Adjusted EBITDAre is Adjusted EBITDAre for the three months ended March 31, 2020 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating

DEFINITIONS
performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date and year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2019 through March 31, 2020. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.

DEFINITIONS

Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight line rent adjustments.
Same Properties
Our quarter-to-date and year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2019 through March 31, 2020. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: senior unsecured debt, net and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations and impairment write-downs, if any.